UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

          Pursuant to Section 13 or 15(d) of the Exchange Act of 1934

        Date of Report (Date of earliest event reported) July 18, 2002



                       SIMMONS FIRST NATIONAL CORPORATION
             (Exact name of registrant as specified in its charter)



            Arkansas                  0-6253                   71-0407808
(State or other jurisdiction of     (Commission             (I.R.S. employer
incorporation or organization)      file number)            identification No.)




 501 Main Street, Pine Bluff, Arkansas                             71601
(Address of principal executive offices)                         (Zip Code)



                                 (870)541-1000
              (Registrant's telephone number, including area code)

ITEM: 9 REGULATION FD DISCLOSURE

     The following is the text of a press release issued by the registrant at 8:00 A.M. Central Standard Time on July 18, 2002.

FOR IMMEDIATE RELEASE:                                            July 18, 2002



                SIMMONS FIRST ANNOUNCES 27% INCREASE IN EARNINGS
                ------------------------------------------------

     Pine Bluff, Arkansas - Simmons First National Corporation today announced record quarterly earnings of $5,705,000, or $0.79 diluted earnings per share for the second quarter of 2002. These earnings reflect a 27.2% increase in net income and 25.4% increase in diluted earnings per share over the second quarter 2001. Return on average assets and return on average stockholders' equity for the three-month period ended June 30, 2002, was 1.18% and 12.17%, compared to 0.93% and 10.16%, respectively, for the same period in 2001.

     "We are very pleased with second quarter 2002 results," said J. Thomas May, Chairman, President and Chief Executive Officer. "Quarterly earnings were at a record level, primarily due to a significant improvement in the Company's net interest margin, combined with the change in the accounting standards related to the amortization of goodwill."

     May also commented, "Despite a 3.9% reduction in our loan portfolio from the second quarter of 2001, we were able to improve our net interest income 13.0% through a reduction in interest expense and an increase in earning assets. As previously reported, the reduction in the loan portfolio is the result of a high level of single family residential loans being refinanced in the secondary market, a decrease in consumer lending activities resulting from car manufacturer incentives along with a general slowdown in consumer spending, and some temporary payoffs of large lines of credits that are still customers of the bank."

     Earnings for the six months ended June 30, 2002, were $10,646,000, or $1.48 diluted earnings per share. These earnings reflect a 17.8% increase in net income and a 16.5% increase in diluted earnings per share over the same six-month period last year.

     Average quarter to date total assets for the Corporation during the second quarter of 2002 were $1.944 billion, an increase of $18.5 million over the average for the second quarter of 2001. Stockholders' equity at the end of the second quarter of 2002 was $188.9 million, a $10.4 million, or 5.8%, increase from June 30, 2001.

     As of June 30, 2002, the allowance for loan losses as a percent of total loans was 1.65%, non-performing loans were 1.11% of total loans, and the allowance for loan losses equaled 149% of non-performing loans.

CONFERENCE CALL

     Management will conduct a conference call to review this information at 3:00 p.m. CST (4:00 p.m. EST) on Thursday, July 18, 2002. Interested parties can listen to this call by calling 1-800-854-4175 (United States and Canada only) and ask for the Simmons First National Corporation conference call. A recorded playback of the call will be available the next morning by calling 1-800-642-1687. The passcode for this playback is 4602341 and the recording will be available through the end of business July 25, 2002. In addition, the call will also be available live or in recorded version on the Company's website at www.simmonsfirst.com under the "webcast" icon.

     Simmons First National Corporation is a financial holding company, with community banks in Pine Bluff, Jonesboro, Lake Village, Rogers, Russellville, Searcy and El Dorado, Arkansas. The Company's seven banks are conducting financial operations from 64 offices in 33 communities.

####

FOR MORE INFORMATION CONTACT:
BARRY L. CROW
Executive Vice President and Chief Financial Officer
Simmons First National Corporation
(870) 541-1350
Ticker symbol:  SFNCA


--------------------------------------------------------------------------------
Statements in this press release that are not historical facts should be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements of this type speak only as of the date of this news release. By nature, forward-looking statements involve inherent risk and uncertainties. Various factors, including, but not limited to, economic conditions, credit quality, interest rates, loan demand and changes in the assumptions used in making the forward-looking statements, could cause actual results to differ materially from those contemplated by the forward-looking statements. Additional information on factors that might affect Simmons First National Corporation's financial results is included in its Form 10-K filing with the Securities and Exchange Commission.
--------------------------------------------------------------------------------


Simmons First National Corporation                                                                                            SFNCA
Consolidated End of Period Balance Sheets
For the Quarters Ended                                         Jun 30         Mar 31         Dec 31         Sep 30         Jun 30
(In thousands)                                                  2002           2002           2001           2001           2001
                                                            -----------    -----------    -----------    -----------    -----------
ASSETS
Cash and non-interest bearing balances due from banks       $    63,416    $    66,966    $    81,785    $    66,429    $    68,053
Interest bearing balances due from banks                         31,557         46,343         55,356         84,153         62,035
Federal funds sold and securities purchased
  under agreements to resell                                     67,880         80,000         57,700         77,650         52,650
                                                            -----------    -----------    -----------    -----------    -----------
   Cash and cash equivalents                                    162,853        193,309        194,841        228,232        182,738

Investment securities                                           419,700        441,162        447,305        391,617        382,244
Mortgage loans held for sale                                     10,440         12,277         24,971         22,340         21,457
Assets held in trading accounts                                  14,140            131            896            285            162

Loans                                                         1,247,625      1,228,591      1,258,784      1,298,543      1,298,212
   Allowance for loan losses                                    (20,608)       (20,152)       (20,496)       (21,361)       (21,221)
                                                            -----------    -----------    -----------    -----------    -----------
Net loans                                                     1,227,017      1,208,439      1,238,288      1,277,182      1,276,991

Premises and equipment                                           45,192         44,306         45,537         45,874         45,831
Foreclosed assets held for sale, net                              2,394          2,182          1,084          1,081          1,252
Interest receivable                                              14,528         15,124         15,764         16,968         17,248
Intangible assets, net                                           32,238         32,265         32,186         32,939         33,698
Other assets                                                     16,159         16,926         16,046         15,394         16,924
                                                            -----------    -----------    -----------    -----------    -----------

                   TOTAL ASSETS                             $ 1,944,661    $ 1,966,121    $ 2,016,918    $ 2,031,912    $ 1,978,545
                                                            ===========    ===========    ===========    ===========    ===========

LIABILITIES
Non-interest bearing transaction accounts                   $   229,091    $   220,149    $   247,235    $   219,602    $   228,233
Interest bearing transaction accounts and savings deposits      535,680        540,601        517,856        471,093        465,872
Time deposits less than $100,000                                523,354        540,650        580,228        599,196        585,430
Time deposits greater than $100,000                             328,698        331,066        341,085        385,913        351,523
                                                            -----------    -----------    -----------    -----------    -----------
    Total deposits                                            1,616,823      1,632,466      1,686,404      1,675,804      1,631,058
                                                            -----------    -----------    -----------    -----------    -----------
Federal funds purchased and securities
  sold under agreements to repurchase                            68,947         81,794         86,635        101,332         94,990
Short-term debt                                                   5,003          7,221          3,801         12,865         10,204
Long-term debt - parent company                                  12,000         12,000         12,000         12,000         14,000
Long-term FHLB debt - affiliate banks                            20,320         13,534         12,900         13,028         13,241
Trust preferred securities                                       17,250         17,250         17,250         17,250         17,250
Accrued interest and other liabilities                           15,395         17,073         15,565         18,481         19,239
                                                            -----------    -----------    -----------    -----------    -----------
                   TOTAL LIABILITIES                          1,755,738      1,781,338      1,834,555      1,850,760      1,799,982
                                                            -----------    -----------    -----------    -----------    -----------

STOCKHOLDERS' EQUITY
 Capital stock                                                    7,062          7,091          7,087          7,090          7,101
 Surplus                                                         44,384         45,326         45,278         45,497         45,918
 Undivided profits                                              135,838        131,828        128,519        126,198        124,224
 Accumulated other comprehensive income
   Unrealized appreciation (depreciation) on AFS securities       1,639            538          1,479          2,367          1,320
                                                            -----------    -----------    -----------    -----------    -----------
         TOTAL STOCKHOLDERS' EQUITY                             188,923        184,783        182,363        181,152        178,563
                                                            -----------    -----------    -----------    -----------    -----------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                  $ 1,944,661    $ 1,966,121    $ 2,016,918    $ 2,031,912    $ 1,978,545
                                                            ===========    ===========    ===========    ===========    ===========


Simmons First National Corporation                                                                                            SFNCA
Consolidated Average Quarter-to-Date Balance Sheets
For the Quarters Ended                                         Jun 30         Mar 31         Dec 31        Sep 30         Jun 30
(In thousands)                                                  2002           2002           2001          2001           2001
                                                            -----------    -----------    -----------    -----------    -----------
ASSETS
Cash and non-interest bearing balances due from banks       $    62,778    $    68,122    $    68,699    $    64,940    $    63,036
Interest bearing balances due from banks                         35,893         69,675         67,989         49,291         33,943
Federal funds sold and securities purchased
  under agreements to resell                                     62,789         80,015         76,413         42,577         47,674
                                                            -----------    -----------    -----------    -----------    -----------
   Cash and cash equivalents                                    161,460        217,812        213,101        156,808        144,653

Investment securities - held-to-maturity                        215,155        192,418        193,522        205,844        207,739
Investment securities - available-for-sale                      233,045        256,840        220,949        182,367        172,145
Mortgage loans held for sale                                     10,591         13,768         25,046         19,557         17,913
Assets held in trading accounts                                   1,379            286          1,939            260            246

Loans                                                         1,232,458      1,240,293      1,282,715      1,307,639      1,289,129
   Allowance for loan losses                                    (20,860)       (20,888)       (21,289)       (21,431)       (21,720)
                                                            -----------    -----------    -----------    -----------    -----------
Net loans                                                     1,211,598      1,219,405      1,261,426      1,286,208      1,267,409

Premises and equipment                                           44,975         44,587         45,759         45,918         46,134
Foreclosed assets held for sale, net                              2,174          1,729          1,068          1,239          1,295
Interest receivable                                              15,121         15,577         16,771         17,701         17,748
Intangible assets, net                                           32,251         32,273         32,554         33,310         34,084
Other assets                                                     16,302         16,029         17,315         17,127         16,187
                                                            -----------    -----------    -----------    -----------    -----------

                   TOTAL ASSETS                             $ 1,944,051    $ 2,010,724    $ 2,029,450    $ 1,966,339    $ 1,925,553
                                                            ===========    ===========    ===========    ===========    ===========


LIABILITIES
Non-interest bearing transaction accounts                   $   225,170    $   226,834    $   222,254    $   210,246    $   208,812
Interest bearing transaction accounts                           157,264        158,518        148,547        147,361        149,449
Savings deposits                                                377,364        370,640        340,623        321,576        312,982
Time deposits less than $100,000                                531,390        564,280        591,893        597,655        582,075
Time deposits greater than $100,000                             326,056        342,289        370,158        362,972        356,517
                                                            -----------    -----------    -----------    -----------    -----------
    Total deposits                                            1,617,244      1,662,561      1,673,475      1,639,810      1,609,835
                                                            -----------    -----------    -----------    -----------    -----------
Federal funds purchased and securities
  sold under agreements to repurchase                            77,834         98,567        107,891         72,759         69,294
Short-term debt                                                   2,259          5,849          6,059         10,519          6,885
Long-term debt                                                   44,451         42,668         42,215         43,007         42,323
Accrued interest and other liabilities                           14,256         15,349         16,572         19,199         20,058
                                                            -----------    -----------    -----------    -----------    -----------
                   TOTAL LIABILITIES                          1,756,044      1,824,994      1,846,212      1,785,294      1,748,395
                                                            -----------    -----------    -----------    -----------    -----------

         TOTAL STOCKHOLDERS' EQUITY                            188,007        185,730        183,238        181,045        177,158
                                                            -----------    -----------    -----------    -----------    -----------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                  $ 1,944,051    $ 2,010,724    $ 2,029,450    $ 1,966,339    $ 1,925,553
                                                            ===========    ===========    ===========    ===========    ===========


Simmons First National Corporation                                                                                            SFNCA
Consolidated Average Year-to-Date Balance Sheets
For the Quarters Ended                                         Jun 30        Mar 31          Dec 31        Sep 30         Jun 30
(In thousands)                                                  2002          2002            2001          2001           2001
                                                            -----------    -----------    -----------    -----------    -----------
ASSETS
Cash and non-interest bearing balances due from banks       $    65,435    $    68,122    $    64,916    $    63,642    $    62,982
Interest bearing balances due from banks                         52,691         69,675         44,238         36,234         29,597
Federal funds sold and securities purchased
  under agreements to resell                                     71,355         80,015         52,742         44,765         46,943
                                                            -----------    -----------    -----------    -----------    -----------
    Cash and cash equivalents                                   189,481        217,812        161,896        144,641        139,522

Investment securities - held-to-maturity                        203,850        192,418        199,642        201,704        199,599
Investment securities - available-for-sale                      244,877        256,840        193,290        183,969        184,784
Mortgage loans held for sale                                     12,171         13,768         18,486         16,275         14,607
Assets held in trading accounts                                     835            286            786            398            468

Loans                                                         1,236,354      1,240,293      1,291,808      1,294,873      1,288,384
   Allowance for loan losses                                    (20,874)       (20,888)       (21,507)       (21,576)       (21,650)
                                                            -----------    -----------    -----------    -----------    -----------
Net loans                                                     1,215,480      1,219,405      1,270,301      1,273,297      1,266,734

Premises and equipment                                           44,782         44,587         46,075         46,182         46,316
Foreclosed assets held for sale, net                              1,953          1,729          1,183          1,222          1,213
Interest receivable                                              15,348         15,577         17,632         17,923         18,035
Intangible assets, net                                           32,262         32,273         33,691         34,073         34,461
Other assets                                                     16,164         16,029         16,966         16,845         16,704
                                                            -----------    -----------    -----------    -----------    -----------

                            TOTAL ASSETS                    $ 1,977,203    $ 2,010,724    $ 1,959,948    $ 1,936,529    $ 1,922,443
                                                            ===========    ===========    ===========    ===========    ===========


LIABILITIES
Non-interest bearing transaction accounts                   $   225,997    $   226,834    $   211,052    $   207,277    $   205,767
Interest bearing transaction accounts                           157,888        158,518        147,991        147,804        148,028
Savings deposits                                                374,021        370,640        322,717        316,683        314,196
Time deposits less than $100,000                                547,743        564,280        592,155        592,242        589,491
Time deposits greater than $100,000                             334,128        342,289        356,017        351,253        345,298
                                                            -----------    -----------    -----------    -----------    -----------
        Total deposits                                        1,639,777      1,662,561      1,629,932      1,615,259      1,602,780
                                                            -----------    -----------    -----------    -----------    -----------
Federal funds purchased and securities
  sold under agreements to repurchase                            88,144         98,567         82,371         73,770         75,349
Short-term debt                                                   4,044          5,849          7,413          7,869          6,523
Long-term debt                                                   43,564         42,668         42,275         42,296         41,932
Accrued interest and other liabilities                           14,799         15,349         18,848         19,615         19,829
                                                            -----------    -----------    -----------    -----------    -----------
                         TOTAL LIABILITIES                    1,790,328      1,824,994      1,780,839      1,758,809      1,746,413
                                                            -----------    -----------    -----------    -----------    -----------

          TOTAL STOCKHOLDERS' EQUITY                            186,875        185,730        179,109        177,720        176,030
                                                            -----------    -----------    -----------    -----------    -----------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                  $ 1,977,203    $ 2,010,724    $ 1,959,948    $ 1,936,529    $ 1,922,443
                                                            ===========    ===========    ===========    ===========    ===========


Simmons First National Corporation                                                                                      SFNCA
Consolidated Statements of Income - Quarter-to-Date
For the Quarters Ended                                                 Jun 30      Mar 31      Dec 31      Sep 30      Jun 30
(In thousands, except per share data)                                   2002        2002        2001        2001        2001
                                                                     ---------   ---------   ---------   ---------   ---------
INTEREST INCOME
    Loans                                                            $  23,668   $  24,106   $  25,725   $  27,298   $  28,368
    Federal funds sold and securities purchased
      under agreements to resell                                           264         328         387         347         504
    Investment securities                                                4,858       4,923       4,783       5,042       5,261
    Mortgage loans held for sale, net of unrealized gains (losses)         185         233         401         303         267
    Assets held in trading accounts                                         18           2          28           1           2
    Interest bearing balances due from banks                               150         281         383         400         354
                                                                     ---------   ---------   ---------   ---------   ---------
            TOTAL INTEREST INCOME                                       29,143      29,873      31,707      33,391      34,756
                                                                     ---------   ---------   ---------   ---------   ---------
INTEREST EXPENSE
    Time deposits                                                        7,356       8,968      11,478      12,972      13,601
    Other deposits                                                       1,590       1,600       1,794       2,350       2,683
    Federal funds purchased and securities
      sold under agreements to repurchase                                  316         397         535         592         690
    Short-term debt                                                         12          41          53         100          76
    Long-term debt                                                         818         806         811         830         840
                                                                     ---------   ---------   ---------   ---------   ---------
            TOTAL INTEREST EXPENSE                                      10,092      11,812      14,671      16,844      17,890
                                                                     ---------   ---------   ---------   ---------   ---------
NET INTEREST INCOME                                                     19,051      18,061      17,036      16,547      16,866
    Provision for loan losses                                            2,436       2,361       2,709       3,429       1,967
                                                                     ---------   ---------   ---------   ---------   ---------
NET INTEREST INCOME AFTER PROVISION
    FOR LOAN LOSSES                                                     16,615      15,700      14,327      13,118      14,899
                                                                     ---------   ---------   ---------   ---------   ---------
NON-INTEREST INCOME
    Trust income                                                         1,205       1,390       1,310       1,443       1,249
    Service charges on deposit accounts                                  2,543       2,238       2,317       2,226       2,307
    Other service charges and fees                                         365         411         342         382         396
    Income on sale of mortgage loans, net of commissions                   738         811         930         781         813
    Income on investment banking, net of commissions                       248         266         191         324         220
    Credit card fees                                                     2,550       2,338       2,694       2,669       2,666
    Other income                                                           886         918         644         901         660
    Gain on sale of securities, net                                          -           -          11           -           -
                                                                     ---------   ---------   ---------   ---------   ---------
            TOTAL NON-INTEREST INCOME                                    8,535       8,372       8,439       8,726       8,311
                                                                     ---------   ---------   ---------   ---------   ---------
NON-INTEREST EXPENSE
    Salaries and employee benefits                                       9,840       9,950       9,255       9,058       8,902
    Occupancy expense, net                                               1,155       1,126       1,167       1,183       1,094
    Furniture & equipment expense                                        1,310       1,292       1,327       1,250       1,338
    Loss on foreclosed assets                                               40          43          39         165          87
    Deposit insurance                                                       76          78          77          76          77
    Other operating expenses                                             4,428       4,540       5,448       5,422       5,348
                                                                     ---------   ---------   ---------   ---------   ---------
            TOTAL NON-INTEREST EXPENSE                                  16,849      17,029      17,313      17,154      16,846
                                                                     ---------   ---------   ---------   ---------   ---------
NET INCOME BEFORE INCOME TAXES                                           8,301       7,043       5,453       4,690       6,364
    Provision for income taxes                                           2,596       2,102       1,502       1,154       1,877
                                                                     ---------   ---------   ---------   ---------   ---------
NET INCOME                                                           $   5,705   $   4,941   $   3,951   $   3,536   $   4,487
                                                                     =========   =========   =========   =========   =========
BASIC EARNINGS PER SHARE                                             $    0.80   $    0.70   $    0.56   $    0.50   $    0.63
                                                                     =========   =========   =========   =========   =========
DILUTED EARNINGS PER SHARE                                           $    0.79   $    0.69   $    0.55   $    0.49   $    0.63
                                                                     =========   =========   =========   =========   =========


 Simmons First National Corporation                                                                                           SFNCA
 Consolidated Statements of Income - Year-to-Date
 For the Quarters Ended                                                      Jun 30      Mar 31      Dec 31      Sep 30     Jun 30
 (In thousands, except per share data)                                        2002        2002        2001        2001       2001
                                                                           ---------   ---------   ---------   ---------  ---------
  INTEREST INCOME
     Loans                                                                 $  47,774   $  24,106   $ 110,552   $  84,827  $  57,529
     Federal funds sold and securities purchased
       under agreements to resell                                                592         328       1,877       1,490      1,143
     Investment securities                                                     9,781       4,923      20,786      16,003     10,961
     Mortgage loans held for sale, net of unrealized gains (losses)              418         233       1,143         742        439
     Assets held in trading accounts                                              20           2          38          10          9
     Interest bearing balances due from banks                                    431         281       1,472       1,089        689
                                                                           ---------   ---------   ---------   ---------  ---------
             TOTAL INTEREST INCOME                                            59,016      29,873     135,868     104,161     70,770
                                                                           ---------   ---------   ---------   ---------  ---------
  INTEREST EXPENSE
     Time deposits                                                            16,324       8,968      51,948      40,470     27,498
     Other deposits                                                            3,190       1,600      10,008       8,214      5,864
     Federal funds purchased and securities
       sold under agreements to repurchase                                       713         397       2,874       2,339      1,747
     Short-term debt                                                              53          41         333         280        180
     Long-term debt                                                            1,624         806       3,300       2,489      1,659
                                                                           ---------   ---------   ---------   ---------  ---------
             TOTAL INTEREST EXPENSE                                           21,904      11,812      68,463      53,792     36,948
                                                                           ---------   ---------   ---------   ---------  ---------
  NET INTEREST INCOME                                                         37,112      18,061      67,405      50,369     33,822
     Provision for loan losses                                                 4,797       2,361       9,958       7,249      3,820
                                                                           ---------   ---------   ---------   ---------  ---------
  NET INTEREST INCOME AFTER PROVISION
     FOR LOAN LOSSES                                                          32,315      15,700      57,447      43,120     30,002
                                                                           ---------   ---------   ---------   --=------  =--------
  NON-INTEREST INCOME
     Trust income                                                              2,595       1,390       5,409       4,099      2,656
     Service charges on deposit accounts                                       4,781       2,238       8,951       6,634      4,408
     Other service charges and fees                                              776         411       1,588       1,246        864
     Income on sale of mortgage loans, net of commissions                      1,549         811       3,148       2,218      1,437
     Income on investment banking, net of commissions                            514         266         957         766        442
     Credit card fees                                                          4,888       2,338      10,485       7,791      5,122
     Other income                                                              1,804         918       3,020       2,376      1,475
     Gain on sale of securities, net                                               -           -          11           -          -
                                                                           ---------   ---------   ---------   ---------  ---------
             TOTAL NON-INTEREST INCOME                                        16,907       8,372      33,569      25,130     16,404
                                                                           ---------   ---------   ---------   ---------  ---------
  NON-INTEREST EXPENSE
     Salaries and employee benefits                                           19,790       9,950      36,218      26,963     17,905
     Occupancy expense, net                                                    2,281       1,126       4,610       3,443      2,260
     Furniture & equipment expense                                             2,602       1,292       5,251       3,924      2,674
     Loss on foreclosed assets                                                    83          43         366         327        162
     Deposit insurance                                                           154          78         306         229        153
     Other operating expenses                                                  8,968       4,540      21,379      15,931     10,509
                                                                           ---------   ---------   ---------   ---------  ---------
             TOTAL NON-INTEREST EXPENSE                                       33,878      17,029      68,130      50,817     33,663
                                                                           ---------   ---------   ---------   ---------  ---------
  NET INCOME BEFORE INCOME TAXES                                              15,344       7,043      22,886      17,433     12,743
     Provision for income taxes                                                4,698       2,102       6,358       4,856      3,702
                                                                           ---------   ---------   ---------   ---------  ---------
  NET INCOME                                                               $  10,646   $   4,941   $  16,528   $  12,577  $   9,041
                                                                           =========   =========   =========   =========  =========
  BASIC EARNINGS PER SHARE                                                 $    1.50   $    0.70   $    2.33   $    1.77  $    1.27
                                                                           =========   =========   =========   =========  =========
  DILUTED EARNINGS PER SHARE                                               $    1.48   $    0.69   $    2.31   $    1.76  $    1.27
                                                                           =========   =========   =========   =========  =========


 Simmons First National Corporation                                                                                         SFNCA
 Consolidated Risk-Based Capital
 For the Quarters Ended                                  Jun 30          Mar 31          Dec 31         Sep 30           Jun 30
 (In thousands)                                           2002            2002            2001           2001             2001
                                                      -----------     -----------     -----------     -----------     -----------
Tier 1 capital
   Stockholders' equity                               $   188,923     $   184,783     $   182,363     $   181,152     $   178,563
   Trust preferred securities                              17,250          17,250          17,250          17,250          17,250
   Intangible assets                                      (32,238)        (32,265)        (32,186)        (32,939)        (33,698)
   Unrealized (gain) loss on AFS securities                (1,639)           (538)         (1,479)         (2,367)         (1,320)
   Debt issuance costs                                       (863)           (873)           (881)           (889)           (898)
                                                      -----------     -----------     -----------     -----------     -----------

      Total Tier 1 capital                                171,433         168,357         165,067         162,207         159,897
                                                      -----------     -----------     -----------     -----------     -----------

Tier 2 capital
   Qualifying unrealized gain on AFS securities               392             403             370             406             366
   Qualifying allowance for loan losses                    15,806          15,873          16,209          16,570          16,376
                                                      -----------     -----------     -----------     -----------     -----------

      Total Tier 2 capital                                 16,198          16,276          16,579          16,976          16,742
                                                      -----------     -----------     -----------     -----------     -----------

      Total risk-based capital                        $   187,631     $   184,633     $   181,646     $   179,183     $   176,639
                                                      ===========     ===========     ===========     ===========     ===========

Risk weighted assets                                  $ 1,259,642     $ 1,265,544     $ 1,292,798     $ 1,322,196     $ 1,305,274
                                                      ===========     ===========     ===========     ===========     ===========

Assets for leverage ratio                             $ 1,908,788     $ 1,977,586     $ 1,996,383     $ 1,932,511     $ 1,887,167
                                                      ===========     ===========     ===========     ===========     ===========

Ratios at end of quarter
   Leverage ratio                                           8.98%           8.51%           8.27%           8.39%           8.47%
   Tier 1 capital                                          13.61%          13.30%          12.77%          12.27%          12.25%
   Total risk-based capital                                14.90%          14.59%          14.05%          13.55%          13.53%



 Simmons First National Corporation                                                                                         SFNCA
 Consolidated Loans and Investments
 For the Quarters Ended                                      Jun 30         Mar 31         Dec 31         Sep 30         Jun 30
 (In thousands)                                               2002           2002           2001           2001           2001
                                                          -----------    -----------    -----------    -----------    -----------
  Loan Portfolio - End of Period
  ------------------------------
   Consumer
      Credit cards                                        $   179,682    $   181,867    $   196,710    $   187,738    $   187,880
      Student loans                                            79,883         84,186         74,860         73,467         71,619
      Other consumer                                          162,554        170,649        179,138        187,199        186,246
   Real Estate
      Construction                                             74,968         80,120         83,628         80,070         73,348
      Single-family residential                               226,942        223,198        224,181        232,192        236,856
      Other commercial                                        266,995        260,346        263,539        279,464        284,521
      Unearned income                                             (42)           (52)           (59)           (70)           (80)
   Commercial
      Commercial                                              158,167        151,436        153,617        161,245        166,892
      Agricultural                                             75,441         54,234         60,794         76,066         70,538
      Financial institutions                                    7,692          7,600          5,861          7,099          6,146
   Other                                                       15,343         15,007         16,515         14,073         14,246
                                                          -----------    -----------    -----------    -----------    -----------

         Total Loans                                      $ 1,247,625    $ 1,228,591    $ 1,258,784    $ 1,298,543    $ 1,298,212
                                                          ===========    ===========    ===========    ===========    ===========

  Investment Securities - End of Period
  -------------------------------------
      U.S. Treasury                                       $    29,483    $    32,240    $    27,528    $    31,310    $    31,072
      U.S. Government agencies                                 70,479         47,484         36,992         40,024         54,406
      Mortgage-backed securities                                5,355          5,942          6,681          8,094          9,005
      State and political subdivisions                        121,719        115,009        119,824        118,504        117,747
      Other securities                                            100            100            100            100            129
                                                          -----------    -----------    -----------    -----------    -----------
         Total held-to-maturity                               227,136        200,775        191,125        198,032        212,359
                                                          -----------    -----------    -----------    -----------    -----------
   Available-for-Sale
      U.S. Treasury                                            13,103         10,685         18,408         20,531         20,146
      U.S. Government agencies                                155,134        188,408        215,490        145,068        120,146
      Mortgage-backed securities                                5,724          6,217          7,004         12,367         13,410
      State and political subdivisions                          5,270          5,216          5,399          5,720          6,710
      FHLB stock                                                4,419          4,382          4,377          4,331          4,276
      Other securities                                          8,914         25,479          5,502          5,568          5,197
                                                          -----------    -----------    -----------    -----------    -----------
         Total available-for-sale                             192,564        240,387        256,180        193,585        169,885
                                                          -----------    -----------    -----------    -----------    -----------

         Total investment securities                      $   419,700    $   441,162    $   447,305    $   391,617    $   382,244
                                                          ===========    ===========    ===========    ===========    ===========

         Fair Value - HTM investment securities           $   231,991    $   203,617    $   194,502    $   202,965    $   215,894
                                                          ===========    ===========    ===========    ===========    ===========

  Investment Securities - QTD Average
  -----------------------------------
   Taxable securities                                     $   328,509    $   327,469    $   290,310    $   262,928    $   260,941
   Tax exempt securities                                      119,691        121,789        124,161        125,283        118,943
                                                          -----------    -----------    -----------    -----------    -----------

      Total investment securities - QTD average           $   448,200    $   449,258    $   414,471    $   388,211    $   379,884
                                                          ===========    ===========    ===========    ===========    ===========


Simmons First National Corporation                                                                                      SFNCA
Consolidated Allowance and Asset Quality
For the Quarters Ended                                       Jun 30        Mar 31         Dec 31        Sep 30        Jun 30
(In thousands)                                                2002          2002           2001          2001          2001
                                                           ----------    ----------     ---------     ---------     ---------
Allowance for Loan Losses
-------------------------
 Balance, beginning of quarter                              $  20,152     $  20,496     $  21,361     $  21,221     $  21,368
                                                            ---------     ---------     ---------     ---------     ---------

 Loans charged off
    Credit card                                                 1,130         1,191         1,173         1,101         1,192
    Other consumer                                                513           677           907           958           581
    Real estate                                                   395           444           290           454           425
    Commercial                                                    590           953         1,683         1,160           362
                                                            ---------     ---------     ---------     ---------     ---------
       Total loans charged off                                  2,628         3,265         4,053         3,673         2,560
                                                            ---------     ---------     ---------     ---------     ---------

 Recoveries of loans previously charged off
    Credit card                                                   163           129           128           127           129
    Other consumer                                                174           233            85           195           196
    Real estate                                                    90            82            15            24            44
    Commercial                                                    221           116           251            38            77
                                                            ---------     ---------     ---------     ---------     ---------
       Total recoveries                                           648           560           479           384           446
                                                            ---------     ---------     ---------     ---------     ---------
    Net loans charged off                                       1,980         2,705         3,574         3,289         2,114
 Provision for loan losses                                      2,436         2,361         2,709         3,429         1,967
                                                            ---------     ---------     ---------     ---------     ---------
 Balance, end of quarter                                    $  20,608     $  20,152     $  20,496     $  21,361     $  21,221
                                                            =========     =========     =========     =========     =========

Non-performing assets
---------------------
 Non-performing loans
    Nonaccrual loans
       Real estate                                          $   6,429     $   5,813     $   5,760     $   5,940    $    6,366
       Commercial                                               3,074         3,131         3,503         3,671         3,144
       Consumer                                                 2,355         2,250         2,693         3,154         2,975
                                                            ---------     ---------     ---------     ---------    ----------
          Total nonaccrual loans                               11,858        11,194        11,956        12,765        12,485
    Loans past due 90 days or more                              1,944         3,268         2,991         3,035         2,656
                                                            ---------     ---------     ---------     ---------    ----------
             Total non-performing loans                        13,802        14,462        14,947        15,800        15,141
                                                            ---------     ---------     ---------     ---------     ---------

 Other non-performing assets
    Foreclosed assets held for sale                             2,394         2,182         1,084         1,081         1,252
    Other non-performing assets                                   484           492           631           187           247
                                                            ---------     ---------     ---------     ---------     ---------
       Total other non-performing assets                        2,878         2,674         1,715         1,268         1,499
                                                            ---------     ---------     ---------     ---------     ---------

          Total non-performing assets                       $  16,680     $  17,136     $  16,662     $  17,068     $  16,640
                                                            =========     =========     =========     =========     =========

Ratios
------
 Allowance for loan losses to total loans                       1.65%         1.64%         1.63%         1.64%         1.63%
 Allowance for loan losses to
    non-performing loans                                      149.31%       139.34%       137.12%       135.20%       140.16%
 Allowance for loan losses to
    non-performing assets                                     123.55%       117.60%       123.01%       125.15%       127.53%
 Non-performing loans to total loans                            1.11%         1.18%         1.19%         1.22%         1.17%
 Non-performing assets to total assets                          0.86%         0.87%         0.83%         0.84%         0.84%



Simmons First National Corporation                                                                                          SFNCA
Consolidated - Selected Financial Data
For the Quarters Ended                                           Jun 30        Mar 31        Dec 31        Sep 30       Jun 30
(In thousands, except share data)                                 2002          2002          2001          2001         2001
                                                              -----------   -----------   -----------   -----------   -----------
  QUARTER-TO-DATE
  ---------------
   Diluted earnings per share                                 $      0.79   $      0.69   $      0.55   $      0.49   $      0.63
   Cash dividends declared - per common share                        0.24          0.23          0.23          0.22          0.22
   Cash dividends declared - amount                                 1,695         1,632         1,630         1,562         1,564
   Return on average stockholders' equity                          12.17%        10.79%         8.55%         7.75%        10.16%
   Return on average assets                                         1.18%         1.00%         0.77%         0.71%         0.93%
   Net interest margin (FTE)                                        4.45%         4.14%         3.79%         3.81%         4.00%
   FTE Adjustment                                                     838           854           832           814           787
   Amortization of intangibles                                         27            28           751           760           728
   Amortization of intangibles, net of taxes                           22            23           496           500           476
   Average shares outstanding                                   7,064,307     7,089,268     7,085,897     7,100,229     7,086,745
   Diluted shares outstanding                                     110,781        89,354        64,494        56,298        28,823
   Shares repurchased                                              30,000             -        10,000        13,000         2,000
   Average price of repurchased shares                              32.65             -         32.00         33.82         23.64
   Average earning assets                                       1,791,310     1,853,295     1,868,573     1,807,535     1,768,789
   Interest bearing liabilities                                 1,516,618     1,582,811     1,607,386     1,555,849     1,519,525

  YEAR-TO-DATE
  ------------
   Diluted earnings per share                                 $      1.48   $      0.69   $      2.31   $      1.76   $      1.27
   Cash dividends declared - per common share                        0.47          0.23          0.88          0.65          0.43
   Return on average stockholders' equity                          11.49%        10.79%         9.23%         9.46%        10.36%
   Return on average assets                                         1.09%         1.00%         0.84%         0.87%         0.95%
   Net interest margin (FTE)                                        4.29%         4.14%         3.92%         3.96%         4.04%
   FTE Adjustment                                                   1,692           854         3,183         2,351         1,537
   Amortization of intangibles                                         55            28         3,024         2,273         1,513
   Amortization of intangibles, net of taxes                           45            23         1,990         1,494           994
   Average shares outstanding                                   7,076,718     7,089,268     7,098,401     7,102,615     7,103,827
   Average earning assets                                       1,822,133     1,853,295     1,800,992     1,778,218     1,764,382
   Interest bearing liabilities                                 1,549,532     1,582,811     1,550,939     1,531,917     1,520,817

  END OF PERIOD
  -------------
   Book value                                                 $     26.75   $     26.06   $     25.7    $     25.55   $     25.15
   Shares outstanding                                           7,062,120     7,091,200     7,087,185     7,090,075     7,101,045
   Full-time equivalent employees                                     962           959           959           945           937
   Total number of ATM's                                               60            61            62            62            59
   Total number of branches                                            62            62            63            63            62
   Parent company only - investment in subsidiaries               204,726       201,223       199,480       196,987       194,700
   Parent company only - intangible assets                            134           134            27            50            72


                                    SIGNATURE
                                    ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                      SIMMONS FIRST NATIONAL CORPORATION




Date:    July 18, 2002               /s/Barry L. Crow
--------------------------           ----------------------------------------
                                     Barry L. Crow, Executive Vice President
                                       and Chief Financial Officer